Supplement to the
           John Hancock Income Funds Prospectus dated August 30, 1996





On page 6, the following sentence is added to the High Yield Bond Fund's "Portfolio Securities" section:


     The fund may also invest up to 20% of net assets in U.S. or foreign equities.





On page 28, the sales compensation chart for Class B shares is revised for Limited-Term Government Fund and Intermediate Maturity Government Fund ("the Group 1 funds") as follows:


--------------------------------------------------------------------------------
Class B investments
--------------------------------------------------------------------------------
                                     Maximum
                                     reallowance                First year                  Maximum
                                     or commission              service fee                 total compensation
                                     (% of offering price)      (% of net investment)       (% of offering price)
                                     ---------------------      ---------------------       ---------------------
Group 1 funds

All amounts                          2.25%                      0.25%                       2.50%












INCPS  10/96